UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

Maquia Capital Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40380	85-4283150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Biscayne Boulevard, Suite 2406

Miami, FL 33132

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 608-1395

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	MAQCU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MAQC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock for $11.50 per share	MAQCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Nasdaq Letter on Shareholder Voting Rules

On May 7, 2024, Maquia Capital Acquisition Corporation (“Maquia” or the “Company”), received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) (the “Notice”) that Maquia was not in compliance with Nasdaq Listing Rule IM-5101-2 requiring a special purpose acquisition company must complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement triggering the issuance of a Staff Delisting Determination under Rule 5810 to delist the Company's securities. The Company appealed this ruling and provided a plan to regain compliance on May 13, 2024.

The Notice also indicated that on January 8, 2024 (as reported on the Company’s January 12, 2024 8K), the Company failed to hold an annual meeting of stockholders within the required twelve-month period of the end of the Company’s fiscal year end. The Company has 45 days to submit a plan to regain compliance. If that plan is accepted, Maquia may be granted an exception of up to 180 calendar days from the fiscal year end, or June 28, 2024, to regain compliance. Failure to regain compliance with standards for continued listing would result in the ultimate de-listing of Maquia’s common stock, ticker symbol “MAQCU”, from Nasdaq. The Company submitted a plan to regain compliance by which it must hold it annual meeting by May 20, 2024. Notwithstanding, the Company intends to include this ruling in its appeal.

These notices of noncompliance have no immediate impact on the continued listing or trading of the Company’s securities on the Nasdaq, which will continue to be listed and traded on Nasdaq pending final Nasdaq determination, subject to the Company’s compliance with the other Nasdaq continued listing requirements. The Company intends to take all reasonable measures available to regain compliance under the Nasdaq Listing Rules and remain listed on Nasdaq. However, there can be no assurance that Nasdaq will grant any extension period for the Company to regain compliance with all applicable requirements for continued listing.

This summary is not intended to include all terms of the Notices.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, words such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding the Company’s intention to submit a plan to regain compliance with Nasdaq Listing requirements and the filing of an appeal within the required timeframe,s are forward-looking statements.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to the Company’s ability to submit a plan to regain compliance satisfactory to Nasdaq; the Company’s ability to hold an annual meeting; and other risks and uncertainties set forth in the Company’s reports filed with the Securities and Exchange Commission. The Company does not undertake any obligation to update forward-looking statements as a result of new information, future events or developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2024

Maquia Capital Acquisition Corporation

By:	/s/Jeronimo Peralta
Name: Jeronimo Peralta
Title: Chief Financial Officer

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